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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   __________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 27, 2003


                              ANTARES PHARMA, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

              Minnesota                  0-20945                41-1350192
              ---------                  -------                ----------
     (State or Other Jurisdiction      (Commission           (I.R.S. Employer
          of Incorporation)            File Number)         Identification No.)


               707 Eagleview Boulevard, Suite 414, Exton, PA       19341
               ----------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (610) 458-6200


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.

On June 30, 2003, Antares Pharma, Inc. (the "Company") announced that on June 27 2003, the Listing Qualifications arm of The Nasdaq Stock Market, Inc. had determined to delist the Company's shares of common stock from trading on The Nasdaq SmallCap Market effective with the open of business on Tuesday, July 1, 2003. The Company's common stock will be immediately eligible for quotation on the OTC Bulletin Board effective with the open of business on Tuesday, July 1, 2003, provided that a market maker enters a quote for such securities on the first day of eligibility. The Company's common stock will trade under the same ticker symbol: ANTR.

         A copy of the press release issued by the Company on June 30, 2003 is attached hereto as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1     Press Release dated June 30, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2003                               ANTARES PHARMA, INC.



                                                   By /s/ Lawrence M. Christian
                                                     ---------------------------
                                                     Lawrence M. Christian
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

          99.1         Press Release dated June 30, 2003.